UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) November 18, 2022
Nordstrom, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-15059	91-0515058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1617 Sixth Avenue, Seattle, Washington 98101
(Address of principal executive offices)
Registrant’s telephone number, including area code (206) 628-2111
Inapplicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, without par value	JWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 Entry into a Material Definitive Agreement

On November 18, 2022, Nordstrom, Inc. (the “Company”) and TD Bank USA, N.A. (“TD”) entered into Amendment No. 7 to that certain Credit Card Program Agreement (the “Amendment”) originally dated as of May 25, 2015 and as subsequently amended thereafter (the “Agreement”), pursuant to which TD acts as the exclusive issuer of Nordstrom-branded Visa and private-label cards, and the Company acts as servicer for those accounts. By its terms, the Agreement was scheduled to expire on April 30, 2024. As a result of the execution of the Amendment, the term of the Agreement has been extended to September 26, 2026.
The foregoing is a summary of the material terms of the Amendment and is qualified in its entirety by the actual terms of the Amendment, a copy of which will be filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 29, 2022.
ITEM 2.02 Results of Operations and Financial Condition
On November 22, 2022, Nordstrom, Inc. issued an earnings release announcing its results of operations for the quarter and nine months ended October 29, 2022, its financial position as of October 29, 2022, and its cash flows for the nine months ended October 29, 2022 ("Third Quarter Results"). A copy of this earnings release is furnished as Exhibit 99.1.
ITEM 7.01 Regulation FD Disclosure
On November 22, 2022, Nordstrom, Inc. issued an earnings release announcing its Third Quarter Results. A copy of this earnings release is furnished as Exhibit 99.1.
In addition, furnished hereby and incorporated by reference herein is the earnings call commentary on its Third Quarter Results and 2022 financial outlook, as posted on the Company's investor relations website, investor.nordstrom.com, on November 22, 2022. A copy of this earnings call commentary is furnished as Exhibit 99.2.
The information furnished in this Item 7.01 shall not be deemed "filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by a specific reference in such filing.
ITEM 9.01 Financial Statements and Exhibits

99.1	Nordstrom earnings release dated November 22, 2022 relating to the Company's Third Quarter Results

99.2	Nordstrom earnings call commentary relating to the Company's Third Quarter Results and 2022 financial outlook

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
(Registrant)

/s/ Ann Munson Steines
Ann Munson Steines
Chief Legal Officer,
General Counsel and Corporate Secretary

Date: November 22, 2022